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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 15, 2000


                             Billing Concepts Corp.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Delaware                    0-28536               74-2781950
--------------------------------   ----------------     -----------------------
  (State or Other Jurisdiction        (Commission            (IRS Employer
        of Incorporation)            File Number)         Identification No.)



    7411 John Smith Drive, Suite 200, San Antonio, Texas          78229
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        (Address of Principal Executive Offices)               (Zip Code)




       Registrant's telephone number, including area code: (210) 949-7000




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ITEM 5.       OTHER EVENTS

         On September 15, 2000, Billing Concepts Corp. and its wholly owned subsidiaries Billing Concepts, Inc. ("BCI"), Enhanced Services Billing, Inc. ("ESBI"), BC Transaction Processing Services, Inc. ("BCTPS"), Aptis, Inc. ("Aptis") and Operator Service Company ("OSC" and collectively with BCI, ESBI, BCTPS and Aptis, the "Companies"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with BC Holding I Corporation ("Buyer I"), BC Holding II Corporation ("Buyer II") and BC Holding III Corporation ("Buyer III" and collectively with Buyer I and Buyer II, the "Buyers"), and BC Acquisition I Corporation ("Acquisition Sub 1"), BC Acquisition II Corporation ("Acquisition Sub 2"), BC Acquisition III Corporation ("Acquisition Sub 3") and BC Acquisition IV Corporation ("Acquisition Sub 4" and collectively with Acquisition Sub 1, Acquisition Sub 2 and Acquisition Sub 3, the "Acquisition Subs"), pursuant to which Acquisition Sub 1 and BCTPS will merge with and into BCI, Acquisition Sub 2 will merge with and into ESBI, Acquisition Sub 3 will merge with and into Aptis and Acquisition Sub 4 will merge with and into OSC. Each of the Buyers and the Acquisition Subs is a direct or indirect subsidiary of Platinum Equity Holdings, LLC ("Platinum"). Platinum has agreed to guarantee payment and performance of certain of the obligations of the Buyers and the Acquisition
Subs under the Merger Agreement and related agreements pursuant to a Guaranty of Performance.

         Pursuant to the mergers, BCI and ESBI will become wholly owned subsidiaries of Buyer I, Aptis will become a wholly owned subsidiary of Buyer II, and OSC will become a wholly owned subsidiary of Buyer III. In the mergers, Billing Concepts Corp., as sole stockholder of the Companies, will receive at closing an aggregate of $52,500,000 in cash, subject to adjustment based on the working capital on the Companies' balance sheets at the time of closing. The Merger Agreement also provides that Billing Concepts Corp. is entitled to receive up to $20,000,000 in royalties over the 36-month period following the closing if certain revenue targets of the Companies are met. At the closing, Billing Concepts Corp. also will enter into a consulting agreement with Platinum and the Buyers pursuant to which Billing Concepts Corp. will receive $7,500,000 over the two-year period following the closing in exchange for its agreement to provide certain consulting services.

         Consummation of the mergers is subject to certain conditions precedent described in the Merger Agreement, including the expiration or termination of any waiting periods applicable to the transactions under antitrust or trade regulation laws and regulations.

         Copies of the Merger Agreement and Billing Concepts Corp.'s press release dated September 18, 2000 announcing the mergers are included in this Current Report on Form 8-K as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

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ITEM 7.     FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)    Exhibits


EXHIBIT             DESCRIPTION
-------             -----------
            2.1     Agreement and Plan of Merger, dated as of September 15,
                    2000 by and among Billing Concepts Corp., Billing Concepts,
                    Inc., Enhanced Services Billing, Inc., BC Transaction
                    Processing Services, Inc., Aptis, Inc., Operator Service
                    Company, BC Holding I Corporation, BC Holding II Corporation,
                    BC Holding III Corporation, BC Acquisition I Corporation,
                    BC Acquisition II Corporation, BC Acquisition III
                    Corporation and BC Acquisition IV Corporation

           99.1     Press Release, dated September 18, 2000





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BILLING CONCEPTS CORP.



Date:  September 19, 2000           By:     /s/ David P. Tusa
                                        ---------------------------
                                        Name:   David P. Tusa
                                        Title:  Senior Vice President and
                                                 Chief Financial Officer





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                                  EXHIBIT INDEX


EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
           2.1      Agreement and Plan of Merger, dated as of September 15,
                    2000 by and among Billing Concepts Corp., Billing Concepts,
                    Inc., Enhanced Services Billing, Inc., BC Transaction
                    Processing Services, Inc., Aptis, Inc., Operator Service
                    Company, BC Holding I Corporation, BC Holding II Corporation,
                    BC Holding III Corporation, BC Acquisition I Corporation,
                    BC Acquisition II Corporation, BC Acquisition III
                    Corporation and BC Acquisition IV Corporation

          99.1      Press Release, dated September 18, 2000






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